UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2006

NEW WORLD BRANDS, INC.
(Exact name of registrant as specified in its charter)

      Delaware                         033-91432                   02-0401674
(State or Other Jurisdiction                   (Commission                    (I.R.S. Employer
         of Incorporation)                            File Number)                    Identification No.)

340 West Fifth Street, Eugene, Oregon 97401
(Address of Principal Executive Office) (Zip Code)

(541) 686-2900
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

New World Brands, Inc. (the “Company”) previously disclosed in its Current Report on Form 8-K dated September 15, 2006, as filed with the Securities Exchange Commission (the “SEC”) on September 21, 2006, that the Company had engaged a new independent accountant, Berenfeld, Spritzer, Schechter & Sheer, CPAs (“BSS&S”), and that the Company would continue to engage the Company’s previous independent accountant, Salberg & Company, P.A. (“Salberg”) for the limited purpose of preparing the Company's Form 10-QSB for the fiscal quarter ended August 31, 2006. The Company also subsequently disclosed in its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006, as filed with the SEC on November 20, 2006, that the Company had engaged BSS&S as its independent accountant for audit and review periods after September 15, 2006, and had dismissed Salberg on November 16, 2006.

BSS&S acted as independent accountant for Qualmax, Inc. (“Qualmax”) in respect of its audit for the fiscal year ended December 31, 2005, and management believes that the prior experience of BSS&S with the Company’s current business (formerly the business operated by Qualmax), and familiarity with the Company’s management, will enable BSS&S to provide efficient and effective services. The decision to change accountants was approved by the board of directors of the Company.

The reports of Salberg on the Company’s consolidated financial statements for Company’s fiscal years ended May 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended May 31, 2006 and 2005 and through November 16, 2006, there were (1) no disagreements with Salberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Salberg, would have caused them to make reference thereto in their report on the consolidated financial statements for such years, and (2) no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). The Company has not consulted the new accountant regarding any of the matters described in paragraph (a)(2) of Item 304 of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16	Letter from Salberg & Company, P.A., dated March 13, 2007 regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

             NEW WORLD BRANDS, INC.

Date: March 13, 2007                                By: /s/ M. David Kamrat
                             Name: M. David Kamrat
                             Title:   Chairman and Chief Executive Officer